                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 11, 1994 included in Perini Corporation's Annual Report on Form 10-K for the year ended December 31, 1993 and to all references to our Firm included in this registration statement.

                                 /s/ Arthur Andersen & Co.
                                 ARTHUR ANDERSEN & CO.

Boston, Massachusetts,
April 4, 1994